UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AIKIDO PHARMA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 26, 2021

Dear Stockholder:

You are cordially invited to attend AIkido Pharma Inc.’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, October 5, 2021, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AIKI2021.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on October 4, 2021. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of and interest in AIkido Pharma Inc.

Sincerely,

/s/ Robert J. Vander Zanden
Robert J. Vander Zanden
Chairman of the Board
New York, New York
August 26, 2021

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

One Rockefeller Plaza, 11th Floor

New York, NY 10020

NOTICE OF 2021ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 5, 2021

August 26, 2021

To our Stockholders:

Notice is hereby given that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of AIkido Pharma Inc., a Delaware corporation (the “Company,” “AIkido Pharma Inc.,” “AIkido”, “our,” “we” or “us”), will be held as a “virtual meeting” via live audio webcast on Tuesday, October 5, 2021, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)	To elect two (2) Class I directors to serve terms in accordance with the Second Amended and Restated Bylaws;

(2)	To ratify the appointment of WithumSmith + Brown PC as our independent registered public accounting firm for the year ending December 31, 2021; and

(3)	To conduct a non-binding advisory vote on our executive compensation.

Pursuant to our Amended and Restated Bylaws, our Board has fixed the close of business on August 17, 2021 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of our common stock, Series D convertible preferred stock and Series D-1 convertible preferred stock are entitled to vote at the Annual Meeting.

Our annual meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on August 26, 2021, we first sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2021 proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2020 online. Stockholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

You will be able to attend the Annual Meeting via live audio webcast by visiting AIkido’s virtual meeting website at www.virtualshareholdermeeting.com/AIKI2021 on Tuesday, October 5, 2021, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials that you received for the Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card. You may also vote your shares over telephone or the Internet in accordance with the instructions on the proxy card. Any stockholder attending the Annual Meeting may vote in person at the virtual meeting, even if you have already returned a proxy card or voting instruction card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 5, 2021:  This notice of annual meeting of stockholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2020 are available at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Robert J. Vander Zanden
Robert J. Vander Zanden Chairman of the Board

i

One Rockefeller Plaza, 11th Floor

New York, NY 10020

PROXY STATEMENT
FOR
2021 ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 5, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 5, 2021:  This notice of annual meeting of stockholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2020 are available at www.proxyvote.com.

Your proxy is solicited by the Board of Directors for our 2021 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Tuesday, October 5, 2021, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at One Rockefeller Plaza, 11th Floor, New York, NY 10020, and the telephone number is (703) 992-9325.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)	To elect two (2) Class I directors to serve terms in accordance with the Second Amended and Restated Bylaws;

(2)	To ratify the appointment of WithumSmith + Brown PC as our independent registered public accounting firm for the year ending December 31, 2021; and

(3)	To conduct a non-binding advisory vote on our executive compensation.

Pursuant to our Amended and Restated Bylaws, our Board has fixed the close of business on August 17, 2021 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of our common stock, Series D convertible preferred stock and Series D-1 convertible preferred stock are entitled to vote at the Annual Meeting. Our annual meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on August 26, 2021, we first sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2021 proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2020 online. Stockholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

You will be able to attend the Annual Meeting via live audio webcast by visiting Aikido’s virtual meeting website at www.virtualshareholdermeeting.com/AIKI2021 on Tuesday, October 5, 2021, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website.

Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by our Board of Directors for the 2021 Annual Meeting.

What is Included in these Materials?

These materials include the Notice, the Proxy Statement, a proxy card and the Annual Report, as filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2021.

What is the Purpose of the Annual Meeting?

This is the Annual Meeting of the Company’s Shareholders. At the meeting, we will be voting upon:

(1)	To elect two (2) Class I directors to serve terms in accordance with the Second Amended and Restated Bylaws;

(2)	To ratify the appointment of WithumSmith + Brown PC as our independent registered public accounting firm for the year ending December 31, 2021; and

(3)	To conduct a non-binding advisory vote on our executive compensation.

How do Proxies Work?

Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I Share an Address with Another Stockholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain An Additional Copy of the Proxy Materials?

Our Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

AIkido Pharma Inc.

One Rockefeller Plaza, 11th Floor

New York, NY 10020

Attention: Corporate Secretary

Telephone: (703) 992-9325

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board has fixed the close of business on August 17, 2021 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. You can vote at the Annual Meeting if you held shares of our common stock (the “Common Stock”), Series D convertible preferred stock (the “Series D Preferred Stock”) or Series D-1 convertible preferred stock (the “Series D-1 Preferred Stock”, and together with the Common Stock and Series D Preferred Stock, collectively, the “Voting Capital”) as of the close of business on the Record Date. On August 26, 2021, there were 89,681,146 shares of Common Stock outstanding, 4,725 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding.  Each share of Common Stock entitles the holder thereof to one vote.

Our outstanding Series D Preferred Stock and Series D-1 Preferred Stock are entitled to the following number of votes subject to the beneficial ownership limitations described below:

Series D Preferred Stock – ten/nineteenths votes per preferred share; and

Series D-1 Preferred Stock – ten/nineteenths votes per preferred share.

Beneficial ownership limitations on our preferred stock prevents the conversion or voting of such preferred stock if the number of shares of Common Stock to be issued pursuant to such conversion or to be voted would exceed, when aggregated with all other shares of Common Stock or other voting stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act, as amended (the “Exchange Act”), and the rules thereunder) more than:

4.99% of all the Common Stock outstanding at such time, in the case of Series D Preferred Stock; and

9.99% of all the Common Stock outstanding at such time, in the case of Series D-1 Preferred Stock.

As of August 26, 2021, no stockholder’s ownership of our preferred stock had violated the ownership limitations set forth above and, as a result, no reductions of voting rights have been made.

A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices located at One Rockefeller Plaza, 11th Floor, New York, NY 10020 for a period of at least 10 days prior to the Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares.  If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.”  If your shares are held in street name, these proxy materials have been forwarded to you by that organization.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting.  If your shares are held in street name and you would like to vote your shares at the Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have four methods of voting:

1.	Vote by Internet.

●	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

●	During the meeting: Go to www.virtualshareholdermeeting.com/AIKI2021. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have four methods of voting:

1.	Vote by Internet.

●	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

●	During the meeting: Go to www.virtualshareholdermeeting.com/AIKI2021. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

How Will My Shares Be Voted?

All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as you instruct in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted for each proposal and each director nominee and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons.  Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy.  Thus, holders of the Voting Capital representing at least 44,840,574 votes must be represented in person or by proxy at the virtual meeting to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting.  If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in a street name, you must instruct the organization who holds your shares how to vote your shares.  If you do not provide voting instructions, your shares will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Proposal 2 (the ratification of the appointment of WithumSmith + Brown PC as our independent registered public accounting firm) is a “routine” matter on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on other proposals to be considered at the Annual Meeting if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal.  Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals, but are included for purposes of determining whether a quorum has been reached.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal	Vote Required	Broker Discretionary Vote Allowed

Election of two (2) Class I directors	Plurality of the votes cast (the two (2) directors receiving the most “For” votes)	No

Ratification of the appointment of WithumSmith + Brown PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021	A majority of the votes cast	Yes

Approval, by non-binding advisory vote, of our executive compensation	A majority of the votes cast	No

What Are the Voting Procedures?

In voting by proxy with regard to the election of Class I directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.  With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted for the election of all director nominees and the proposals being placed before our stockholders at the Annual Meeting.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to our administrator, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting via the internet at the Annual Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: AIkido Pharma Inc., One Rockefeller Plaza, 11th Floor, New York, NY 10020, Attention: Corporate Secretary. Revocations of proxies must be received prior to the time of the Annual Meeting to serve as an effective revocation of that proxy.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the meeting.

What Is the Deadline for Submitting Proposals for Consideration or to Nominate Individuals to Serve as Directors?

Requirements for Stockholder Proposals Relating to Matters Other than Nominations for and Elections of Directors to Be Brought Before the 2021 Annual Meeting of Stockholders. Our stockholders may bring a matter (other than a nomination of a director candidate) before a meeting of stockholders only if such matter is a proper matter for stockholder action and the stockholder has provided timely notice in writing. In accordance with our Bylaws, in order to be timely for such meeting, your notice must be delivered to and received by our administrator at our principal executive offices at One Rockefeller Plaza, 11th Floor, New York, NY 10020, not less than sixty days nor more than ninety days before the first anniversary of the date on which the corporation  held its annual meeting in the immediately preceding year; provided, however, that in the case of an annual meeting of stockholders that is called for a date that is not within thirty days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, any such written proposal of nomination must be received by the Board not less than five days after the earlier of the date the corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held. To be valid, the written notice of a proposal of a stockholder matter must contain information regarding such stockholder matter equivalent to the information that would be required under the SEC’s proxy solicitation rules, and also must include the class and number of our shares which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in our shares, whether economic or otherwise, including derivatives and hedges. Pursuant to Rule 14a-8 of the Exchange Act and the Company’s Bylaws, because the date of the 2021 Annual Meeting was changed by more than 30 days from the date of the 2020 annual meeting of stockholders, stockholders of the Company who wished to propose business to be brought before the 2021 Annual Meeting had to have submitted written notice of such nomination to the Company’s Secretary at AIkido Pharma Inc., One Rockefeller Plaza, 11th Floor, New York, New York 10020, on or before the close of business on August 2, 2021, which the Company determined to be a reasonable time prior to the 2021 Annual Meeting for which stockholders could propose business pursuant to Rule 14a-8 and which was announced on a Current Report on Form 8-K as filed on July 19, 2021. Notwithstanding the foregoing, stockholder proposal requirements are in all cases subject to SEC regulations set forth in Rule 14a-8.

Requirements for Director Nominations by Stockholders to Be Brought Before the 2021 Annual Meeting of Stockholders. Nominations of persons for election to our Board shall be made pursuant to timely written proposal of nomination to our administrator at the Company’s principal executive offices at the address above. In accordance with our Amended and Restated Bylaws, in order to be timely for such meeting, your notice must be delivered to and received by our Board not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. To be valid, the written proposal of nomination must contain the applicable information set forth in our Bylaws. Pursuant to Rule 14a-8 of the Exchange Act and the Company’s Bylaws, because the date of the 2021 Annual Meeting was changed by more than 30 days from the date of the 2020 annual meeting of stockholders, stockholders of the Company who wished to nominate a person for election as a director for consideration at the 2021 Annual Meeting had to have submitted written notice of such proposed business to the Company’s Secretary at AIkido Pharma Inc., One Rockefeller Plaza, New York, New York 10020, on or before the close of business on August 2, 2021, which the Company determined to be a reasonable time prior to the 2021 Annual Meeting for which stockholders could nominate directors pursuant to Rule 14a-8 and which was announced on a Current Report on Form 8-K as filed on July 19, 2021. Notwithstanding the foregoing, stockholder proposal requirements are in all cases subject to SEC regulations set forth in Rule 14a-8.

Requirements for Director Nominations by Stockholders to Be Brought Before the 2021 Annual Meeting of Stockholders. To be timely for our 2021 Annual Meeting of stockholders, your written proposal of nomination of persons for election to our Board must be delivered to and received at our principal executive offices at the address above no later than August 2, 2021. If, however, our annual meeting of stockholders is called for a date which is not within thirty days before or after October 5, 2021, any such written proposal of nomination must be received by the Board not more than five days after the earliest date we have (w) mailed notice to our stockholders that an annual meeting of stockholders will be held (x) issued a press release, (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held. To be valid, the written proposal of nomination must contain the applicable information set forth in our Bylaws.

Stockholder Proposals Intended for Inclusion in the Proxy Materials for the 2021 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations set forth in Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Eligible stockholders interested in submitting a proposal intended for inclusion in the Proxy Materials for the 2021 Annual Meeting must have given timely notice thereof in writing to our administrator at our principal executive offices within the time frames set forth above, provided however, that a proposal submitted by a stockholder for inclusion in our proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies with the provisions of Rule 14a-8 under the Exchange Act (including timeliness) shall be deemed to have also been submitted on a timely basis pursuant to our Bylaws. Although the Board will consider stockholder proposals, we reserve the right to omit from our Proxy Statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Is There an Advisory Vote on Executive Compensation?

Yes. Following this 2021 Annual Meeting, our next advisory vote on executive compensation will take place at our 2022 annual meeting of stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 5, 2021:  The notice of annual meeting of stockholders, this proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2020 are available at www.proxyvote.com.

GOVERNANCE OF THE COMPANY

Executive Officers

The name of our Named Executive Officer and his age and position as of August 26, 2021 is set forth below.

Name	Age	Position
Anthony Hayes	53	Chief Executive Officer, Director, Principal Financial Officer and Principal Accounting Officer

Directorships

The current Board of Directors consists of Mr. Tim S. Ledwick, Mr. Anthony Hayes, Dr. Robert J. Vander Zanden, Mr. Gregory James Blattner, Mr. Paul LeMire, Mr. Kyle Wool and Mr. Robert Dudley

Effective April 12, 2021, the board of directors of the Company appointed Kyle Wool to serve as a member of the Board. Mr. Wool assumed his position as a Class III member of the Board on April 12, 2021.

Except as otherwise reported therein, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

Board Leadership Structure and Role in Risk Oversight

Our Company currently separates the roles of Chairman of the Board and Chief Executive Officer (“CEO”). Although the Board believes the separation of these roles is appropriate for us at this time, the advisability of the separation depends upon the specific circumstances and dynamics of our leadership and may change in the future.

As Chairman of the Board, Dr. Vander Zanden serves as the primary liaison between the CEO and the independent directors and provides strategic input and counseling to the CEO. With input from other members of the Board, committee chairs and management, he presides over meetings of the Board.

Our Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions. Our primary rationale for separating the positions of Chairman of the Board and the CEO is the recognition of the time commitments and activities required to function effectively as Chairman and as the CEO of a company with a relatively flat management structure. The separation of roles has also permitted the Board to recruit executives into the CEO position who possess skills and experience necessary to lead and grow our Company, but who may not have extensive public company board experience.

The Board has four standing committees—Audit, Compensation, Nominating & Governance, and Investment. The membership of each of the Board committees is comprised of all independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the Board meet in executive session at each quarterly board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO communicates frequently with members of the Board to discuss strategy and the challenges we face. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters.

Board Committees and Charters

The following table identifies the current independent and non-independent Board and Committee members:

Name	Independent	Audit	Compensation	Nominating	Investment
Robert J. Vander Zanden	x	x	x
Anthony Hayes
Tim S. Ledwick	x	x
Gregory James Blattner	x			x	x
Paul LeMire	x		x	x	x
Robert Dudley	x		x	x
Kyle Wool	x		x		x

Audit Committee

The current Audit Committee members are Chair, Mr. Ledwick, Dr. Vander Zanden and Mr. LeMire. The Committee has authority to review our financial records, deal with our independent auditors, recommend financial reporting policies to the Board, and investigate all aspects of our business. The Audit Committee Charter is available for your review on our website at www.aikidopharma.com. Each member of the Audit Committee satisfies the independence requirements and other established criteria of the Nasdaq and the SEC. The Board has determined that Mr. Ledwick qualifies as an audit committee financial expert as defined in the SEC and Nasdaq rules.

Compensation Committee

The Compensation Committee oversees the compensation for our executive officers and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its current members are Chair, Mr. Wool, Dr. Vander Zanden and Mr. Dudley. The Compensation Committee Charter is available on our website at www.aikidopharma.com.

Nominating Committee

The Nominating Committee presents and recommends to the Board, for approval by the Board, the proposed Board for election by the stockholders. Its members are Chair, Mr. Blattner, Mr. LeMire, and Mr. Dudley. The Nominating Committee Charter is available on our website at www.aikidopharma.com. The Nominating Committee does not have any formal minimum qualifications for director candidates. The Nominating Committee identifies candidates by first evaluating current members of the Board who are willing to continue in service. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate(s).

Among other factors, when considering a prospective candidate, the Nominating Committee considers a candidate’s business experience and skills, attributes pertinent to Company business, personal integrity and judgment, and possible conflicts of interest. To date, the Nominating Committee has not utilized the services of any search firm to assist it in identifying director candidates. The Nominating Committee’s policy is to consider director candidate recommendations from its stockholders which are received prior to any Annual Meeting, including confirmation of the candidate’s consent to serve as a director.

Investment Committee

The Investment Committee governs and oversees the investment plans and strategies of the Company. Its members are Chair, Mr. Wool, Mr. LeMire, and Mr. Blattner. The Investment Committee Charter is available on our website at www.aikidopharma.com. The Investment Committee does not have any formal minimum qualifications for director candidates.

Stockholder Communication

As a stockholder of our Company, you may communicate in writing at any time with the entire Board or any individual director (addressed to “Board of Directors” or to a named director), c/o AIkido Pharma Inc., Attention: Elizabeth Ogando, One Rockefeller Plaza, 11th Floor, New York, NY 10020, or via e-mail at info@aikidopharma.com. All appropriate communications will be promptly relayed to the appropriate Directors. Our administrator will coordinate all responses.

Meetings of the Board of Directors and Committees

As of August 26, 2021, our Board has held, during the year 2021, a total of 4 regularly scheduled and special meetings, the Audit Committee held 3 meetings, the Compensation Committee held 3 meetings and the Nominating Committee did not hold any meetings. None of our incumbent directors attended less than 100% of the Board or committee meetings.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Company does not have a policy with regard to Board members’ attendance at annual meetings. All of our directors attended our last annual meeting of stockholders.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.  Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields.  The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in biomedicine, medical and drug regulation in China, intellectual property, early-stage companies, research and development, strategic planning, business development, compensation, finance, accounting and banking.

In evaluating nominations to the Board, the Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities.  The Governance Committee took these specifications into account in formulating and re-nominating its present Board members.

The current director candidates, who are nominated to serve as non-executive directors, were recommended by management and nominated by the full Board.

Code of Ethics

We have adopted a Code of Ethics, which is available on our website at www.aikidopharma.com.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of the Company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities.  Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise.  Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis.  A breach of this requirement will be a breach of the fiduciary duties of the officer or director.  If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity.  However, all directors may still individually take advantage of opportunities if we should decline to do so.  Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws.  The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented.  However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party and would have the opportunity to deliberate outside of the presence of the related party.  The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our Directors and named Executive Officers, and anyone who beneficially owns ten percent (10%) or more of our Company’s Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Persons required to file such reports also need to provide us with copies of all Section 16(a) forms they file.

Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2019 and 2020, and (ii) certain written representations of our officers and directors, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2019 and 2020 were filed in a timely manner.

EXECUTIVE COMPENSATION

The following Summary of Compensation table sets forth the compensation paid by our Company during the two years ended December 31, 2020 and 2019, to all Executive Officers earning in excess of $100,000 during any such year.

Summary of Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation (s)(1)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total ($)
Anthony Hayes, Chief Executive Officer, Director, Principal Accounting Officer and Principal Financial	2020	395,341	700,000	-	-	26,910	-	-	1,122,251
Officer	2019	350,000	-	-	-	-	-	-	350,000

Outstanding Equity Awards at December 31, 2020

	Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised	Option
Name	Options (#) Exercisable	Options (#) Unexercisable	Exercise Price ($)	Expiration Date
Anthony Hayes	9,290	-	$571.71	4/1/2023
	930	-	$8.42	5/2/2021
	930	-	$4.34	5/30/2022
	25,000	25,000	0.64	12/23/2030

Potential Payment upon Termination or Change in Control

Under the April 1, 2016 employment agreement with Mr. Hayes, we have agreed to, in the event of termination by us without “cause” or pursuant to a change in control, grant Mr. Hayes, in addition to reimbursement of any documented, unreimbursed expenses incurred prior to such date, (i) any unpaid compensation and vacation pay accrued during the term of the Employment Agreement, and any other benefits accrued to him under any of our benefit plans outstanding at such time, (ii) twelve (12) months base salary at the then current rate to be paid in a single lump sum within thirty (30) days of Mr. Hayes’ termination, (iii) continuation for a period of twelve (12) months of any benefits as extended to our executive officers from time to time, including but not limited to group health care coverage and (iv) payment on a pro rata basis of any annual bonus or other payments earned in connection with any bonus plans to which Mr. Hayes was a participant as of the date of termination. In addition, any options or restricted stock shall be immediately vested upon termination of Mr. Hayes’s employment without “cause” or pursuant to a change in control.

Executive Officer Agreements

On April 1, 2016, we entered into an employment agreement with Mr. Anthony Hayes pursuant to which Mr. Hayes serves as the Chief Executive Officer for a period of one year, subject to renewal. In consideration for his employment, we agreed to pay Mr. Hayes a base salary of $350,000 per annum. Mr. Hayes will be entitled to receive an annual bonus in an amount equal to up to 100% of his base salary if we meet or exceed certain criteria adopted by our Compensation Committee. We further agreed to grant executive restricted stock units, pursuant to the Corporation’s 2014 Equity Incentive Plan, with respect to 118,512 shares of the Company’s common stock. One-half of the grant shall vest if as of December 31, 2016, the Corporation has pro-forma cash of at least five million dollars ($5,000,000) (cash plus any cash used for a Board-approved extraordinary acquisition or transaction reconstituting the Company’s core operations, less accrued bonuses) and one-half shall vest upon the Company meeting certain agreed upon criteria. As of June 30, 2020, 59,256 restricted stock units were vested and 59,256 restricted stock units were forfeited.

On October 19, 2017, the Company entered into an amendment to the employment agreement of Mr. Hayes, pursuant to which, effective January 1, 2017, Mr. Hayes was entitled to receive an annual cash bonus in an amount equal to up to $250,000 if the Company meets or exceeds certain criteria adopted by the Compensation Committee of the Company’s Board of Directors. In addition, Mr. Hayes was awarded a restricted stock unit grant for 30,000 shares of the Company’s common stock under the Company’s 2014 Equity Incentive Plan. Such grant shall vest in installments, in tandem with the satisfaction of the same criteria to which the cash bonus is subject. If all criteria are met, 100% of the grant of restricted stock units shall vest upon the determination of the Compensation Committee, which in any event shall not be later than March 15, 2018.

On June 28, 2021, the Company entered into an amendment to the employment agreement of Mr. Hayes, pursuant to which, effective on July 1, 2021 the term of the employment agreement shall be extended to June 28, 2024 and that Mr. Hayes’ executive compensation will be increased to $500,000 annually. Mr. Hayes was entitled to receive an annual cash bonus in an amount equal to up to $250,000 if the Company meets or exceeds certain criteria adopted by the Compensation Committee of the Company’s Board of Directors.

All other terms of Mr. Hayes’ employment agreement, effective as of April 1, 2016, as amended on October 9, 2017, remain in full force and effect.

BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of our common stock owned beneficially as of August 26, 2021 by (i) our officers and directors as a group and (ii) each person (including any group) known to us to own more than 5% of our common stock, Series D Preferred Stock (as defined herein) and Series D-1 Preferred Stock (as defined herein). As of August 26, 2021, there were 89,681,146 shares of common stock outstanding, 4,725 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding. Unless otherwise indicated, it is our understanding and belief that the stockholders listed possess sole voting and investment power with respect to the shares shown.

	Common Stock Beneficially Owned(2)			Series D Preferred Stock(2)		Series D-1 Preferred Stock(2)
Name of Beneficial Owner(1)	Shares		Percentage	Shares	Percentage	Shares	Percentage

Robert J. Vander Zanden	93,569	(3)	*	-	-	-	-
Anthony Hayes	102,500	(4)	*	-	-	-	-
Tim S. Ledwick	94,755	(5)	*	-	-	-	-
Gregory James Blattner	86,766	(6)	*	-	-	-	-
Paul LeMire	75,000	(7)
Kyle Wool	25,000	(8)
Robert Dudley	75,000	(9)
All Directors and Officers as a Group (7 persons)	552,590			-	-	-	-

Stockholders

Daniel W. Armstrong 611 Loch Chalet Ct Arlington, TX 76012-3470	-		-	1,350	28.57%	-	-

R. Douglas Armstrong 570 Ocean Dr. Apt 201 Juno Beach, FL 33408-1953	-		-	450	9.52%	-	-

Thomas Curtis 4280 10 Oaks Road Dayton, MD 21036-1124	-		-	900	19.05%	-	-

Francis Howard 376 Victoria Place London, SW1 V1AA United Kingdom	-		-	900	19.05%	-	-

Charles Strogen 6 Winona Ln Sea Ranch Lakes, FL 33308-2913	-		-	1,125	23.81%	-	-

Chai Lifeline Inc. 151 West 30th Street, Fl 3 New York, NY 10001-4027	-		-	-	-	834	100%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	Based on 89,681,146 shares of our common stock outstanding as of August 26, 2021 and takes into account the beneficial ownership limitations governing the Series D Preferred Stock and Series D-1 Preferred Stock. Beneficial ownership limitations on our Series D Preferred Stock prevent the conversion or voting of the stock if the number of shares of common stock to be issued pursuant to such conversion or to be voted would exceed, when aggregated with all other shares of common stock owned by the same holder at the time, the number of shares of common stock which would result in such holder beneficially owning more than 4.99% of all of the common stock outstanding at such time, subject to an increase in such limitation up to 9.99% of the issued and outstanding common stock on 61 days’ written notice to us. Beneficial ownership limitations on our Series D-1 Preferred Stock prevent the conversion or voting of the stock if the number of shares of common stock to be issued pursuant to such conversion or to be voted would exceed, when aggregated with all other shares of common stock owned by the same holder at the time, the number of shares of common stock which would result in such holder beneficially owning more than 9.99% of all of the common stock outstanding at such time.

(3)	Includes 29,944 shares of Common Stock and 63,625 options for purchase of Common Stock exercisable as of August 26, 2021.

(4)	Includes 42,280 shares of common stock and 60,220 options for purchase of common stock exercisable as of August 26, 2021.

(5)	Includes 32,059 shares of common stock and 62,969 options for purchase of common stock exercisable as of August 26, 2021.

(6)	Includes 25,000 shares of common stock and 61,766 options for purchase of common stock exercisable as of August 26, 2021.

(7)	Includes 25,000 shares of common stock and 50,000 options for purchase of common stock exercisable as of August 26, 2021.

(8)	Includes 25,000 options for purchase of common stock exercisable as of August 26, 2021.

(9)	Includes 25,000 shares of common stock and 50,000 options for purchase of common stock exercisable as of August 26, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The current Board consists of Mr. Tim S. Ledwick, Mr. Kyle Wool, Mr. Anthony Hayes, Dr. Robert J. Vander Zanden, Mr. Gregory James Blattner, Mr. Paul LeMire and Mr. Robert Dudley.  The Board has determined that Dr. Vander Zanden, Mr. Ledwick, Mr. Blattner, Mr. LeMire, Mr. Wool and Mr. Dudley are independent directors within the meaning of the applicable Nasdaq rules. Our Audit, Compensation and Nominating Committees consist solely of independent directors.

We have not adopted written policies and procedures specifically for related person transactions. Our Board is responsible to approve all related party transactions.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the Nasdaq Stock Market).  The Audit Committee operates under a written charter, which is available at www.aikidopharma.com and will also be provided in print to any stockholder upon request to the Company’s administrator.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2020.

We have reviewed and discussed with management the Company’s outside accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the Company’s outside accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the Company’s outside accounting firm such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the Nasdaq Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the Company’s outside accounting firm required by applicable requirements of the PCAOB regarding the Company’s outside accounting firm communications with the Audit Committee concerning independence, and have discussed with the Company’s outside accounting firm, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

This report is submitted by the Audit Committee of the Board of Directors:

Tim S. Ledwick, Chairman

Robert J. Vander Zanden

Gregory James Blattner

PROPOSAL 1:
ELECTION OF CLASS I DIRECTORS

Nominees for Election to Board

Directors to be elected at the Annual Meeting shall be elected for a term expiring at the 2022 annual meeting of stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the two (2) nominees listed below. Although it is not anticipated that any nominee will decline or be unable to serve as a Director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of a board of directors requires a plurality of the affirmative vote by a plurality of the Voting Capital present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

The following table sets forth the nominees for membership on the Board. It also provides certain information about the nominees as of the Record Date.

			Director
Name	Age	Position	Class to Serve on	Director Since
Robert J. Vander Zanden	75	Director and Chairman of the Board	I	2004
Tim S. Ledwick	63	Director	I	2015

Dr. Robert J. Vander Zanden

Dr. Robert J. Vander Zanden, a member of the Board of Directors since 2004, having served as a Vice President of R&D at Kraft Foods International, brings a long and distinguished career in applied technology, product commercialization, and business knowledge of the food science industry to us. Additionally, Mr. Vander Zanden has specific experience in developing organizations designed to deliver against corporate objectives. Dr. Vander Zanden holds a Ph.D. in Food Science and an M.S. in Inorganic Chemistry from Kansas State University, and a B.S. in Chemistry from the University of Wisconsin - Platteville, where he was named a Distinguished Alumnus in 2002. In his 30-year career, he has been with ITT Continental Baking Company as a Product Development Scientist; with Ralston Purina’s Protein Technology Division as Manager Dietary Foods R&D; with Keebler as Group Director, Product and Process Development (with responsibility for all corporate R&D and quality); with Group Gamesa, a Frito-Lay Company, as Vice President, Technology; and with Nabisco as Vice President of R&D for their International Division. With the acquisition of Nabisco by Kraft Foods, he became the Vice President of R&D for Kraft’s Latin American Division. Dr. Vander Zanden retired from Kraft Foods in 2004. He currently holds the title of Adjunct Professor and Lecturer in the Department of Food, Nutrition and Packaging Sciences at Clemson University, where he also is a member of their Industry Advisory Board. His focus on achieving product and process innovation through training, team building and creating positive working environments has resulted in his being recognized with many awards for product and packaging innovation. Mr. Vander Zanden executive experience provides him with valuable business expertise, which the Board believes qualifies him to serve as a Class I director of the Company

Tim S. Ledwick

Mr. Tim S. Ledwick, who joined as a director in 2015, is currently the Chief Financial Officer of Management Health Solutions, a private equity-backed company that provides software solutions and services to hospitals focused on reducing costs through superior inventory management practices. In addition, since 2012 he has served on the board and as Chair of the Audit Committee of Telkonet, Inc. (TKOI) a smart energy management technology company. From 2007 to 2011, Mr. Ledwick provided CFO consulting services to AdvantageResourcing (former Advantage Human Resourcing, Inc.) a $150 million services firm and, in addition, from 2007-2008 also acted as special advisor to The Dellacorte Group, a middle market financial advisory firm focused on transactions between $100 million and $1 billion. From 2002 through 2006, Tim was a member of the Board of Directors and Executive Vice President-CFO of Dictaphone Corporation playing a lead role in developing a business plan which revitalized the company, resulting in the successful sale of the firm and delivering a seven times return to shareholders. From 2001-2002, Mr. Ledwick was brought on as CFO to lead the restructuring efforts of Lernout & Hauspie Speech Products, a Belgium-based Nasdaq listed speech technology company, whose market cap had at one point reached a high of $9 billion. From 1999 through 2001, he was CFO of Cross Media Marketing Corp, an $80 million public company headquartered in New York City, playing a lead role in the firm’s acquisition activity, tax analysis and capital raising. Mr. Ledwick is a member of the Connecticut Society of Certified Public Accountants and received his B.B.A. in accounting from The George Washington University and his M.S. in Finance from Fairfield University. The Board of Directors believes that Mr. Ledwick’s executive experience and financial expertise qualifies him to serve as a Class I director of the Company.

Director Compensation

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2020.

					Change in Pension
					Value and Non-
	Fees			Non-Equity	Qualified
	earned or			Incentive	Deferred
	paid in cash ($)	Stock Awards ($)	Option Awards ($)	Plan Compensation ($)	Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert J. Vander Zanden (1)	70,000	-	26,910	-	-	-	96,910
Tim Ledwick (2)	60,000	-	26,910	-	-	-	86,910
Gregory Blattner (3)	60,000	-	26,910	-	-	-	86,910
Paul Lemire (4)	42,033		26,910	-	-	-	68,943
Robert Dudley (5).	42,033		26,910	-	-	-	68,943
Eric Weisblum (6)	15,000						15,000

(1)	Mr. Vander Zanden was paid $70,000 in cash compensation for his service as a director in 2020. In addition, in December 2020, Mr. Vander Zanden was granted options to purchase 50,000 shares of Common Stock, with a term of ten years and an exercise price of $0.64, vesting with 50% vesting immediately and the remaining 50% vesting on the six months anniversary of the date of issue.
(2)	Mr. Ledwick was paid $60,000 in cash compensation for his service as a director in 2020. In addition, in December 2020, Mr. Ledwick was granted options to purchase 50,000 shares of Common Stock, with a term of ten years and an exercise price of $0.64, vesting with 50% vesting immediately and the remaining 50% vesting on the six months anniversary of the date of issue.
(3)	Mr. Blattner was paid $60,000 in cash compensation for his service as a director in 2020. In addition, in December 2020, Mr. Blattner was granted options to purchase 50,000 shares of Common Stock, with a term of ten years and an exercise price of $0.64, vesting with 50% vesting immediately and the remaining 50% vesting on the six months anniversary of the date of issue.
(4)	Mr. LeMire was paid $42,033 in cash compensation for his service as a director in 2020. In addition, in December 2020, Mr. LeMire was granted options to purchase 50,000 shares of Common Stock, with a term of ten years and an exercise price of $0.64, vesting with 50% vesting immediately and the remaining 50% vesting on the six months anniversary of the date of issue.
(5)	Mr. Dudley was paid $42,033 in cash compensation for his service as a director in 2020. In addition, in December 2020, Mr. Dudley was granted options to purchase 50,000 shares of Common Stock, with a term of ten years and an exercise price of $0.64, vesting with 50% vesting immediately and the remaining 50% vesting on the six months anniversary of the date of issue.
(6)	Mr. Weisblum was paid $15,000 in cash compensation for his service as a director in 2020. Effective April 17, 2020, Mr. Weisblum resigned as a director and member of the Audit, Compensation and Nomination Committees of the Company.

Non-employee directors received the following annual compensation for service as a member of the Board for the fiscal year ended December 31, 2020:

Annual Retainer	$60,000	To be paid in cash in four equal quarterly installments.
Additional Retainer	$5,000	To be paid to the Chairman of the Board upon election annually.

VOTE REQUIRED

Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the Voting Capital present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

The Board of Directors recommends voting FOR the election to the Class I Directors of each of the above-mentioned nominees.

PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed WithumSmith + Brown PC (“Withum”), to serve as our independent registered public accounting firm for the year ending December 31, 2021. A representative of Withum is expected to be present at the Annual Meeting.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders.  If the appointment is not ratified, the Board will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

The following table sets forth the fees paid by our Company to our previous independent registered public accounting firm, Marcum LLP, for audit and other services provided in 2020 and 2019.

	2020	2019
Audit Fees	$144,200	$227,630
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	144,200	227,630

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2020 and 2019.  Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

VOTE REQUIRED

The affirmative vote of the majority of the Voting Capital that voted on this proposal is required for the ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Both abstentions and broker non-votes will not have the effect of a vote against this proposal.

The Board of Directors recommends that stockholders vote FOR ratification of the appointment of Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

PROPOSAL 3:

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC has adopted rules requiring public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals. At our 2018 annual meeting of stockholders, our stockholders approved a proposal that we shall have an advisory vote on executive compensation every year. Accordingly, we are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse the compensation paid to our current Principal Executive Officer and Principal Financial Officer (collectively, the “Named Executive Officer”), as disclosed in the section entitled “Executive Compensation” of this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion).

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion is hereby APPROVED.”

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

VOTE REQUIRED

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the Voting Capital that voted at the Meeting.  Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

The Board of Directors recommends that stockholders vote FOR the approval of the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement.  This means that we can disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on March 25, 2021.

To the Stockholders of AIkido Pharma Inc.:

The 2021 Annual Meeting of Stockholders (“Annual Meeting”) of AIkido Pharma Inc. (“AIkido”) will be held as a virtual meeting on Tuesday, October 5, 2021, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time, to vote on the following matters:

(1)	To elect two (2) Class I directors to serve terms in accordance with the Second Amended and Restated Bylaws;

(2)	To ratify the appointment of WithumSmith + Brown PC as our independent registered public accounting firm for the year ending December 31, 2021; and

(3)	To conduct a non-binding advisory vote on our executive compensation.

The proxy statement contains information regarding the Annual Meeting, including information on the matters to be voted on prior to and during the Annual Meeting. You can access our proxy statement and 2019 annual report and vote at www.proxyvote.com.

Your vote is important. Whether or not you expect to attend the Annual Meeting, we encourage you to promptly vote these shares by one of the methods listed on the reverse side of this proxy card.

You will be able to attend the Annual Meeting via live audio webcast by visiting AIkido’s virtual meeting website at www.virtualshareholdermeeting.com/AIKI2021 on Tuesday, October 5, 2021, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials that you received. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Sincerely,

Anthony Hayes, CEO

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AIKIDO PHARMA INC.

The undersigned hereby appoints Anthony Hayes and Robert Vander Zanden with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of AIkido Pharma Inc. common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held October 5, 2021 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, AND FOR 3.

Address
Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)